Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Eureka Financial Corp, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2004 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Edward F. Seserko, President and Chief Executive Officer, and Gary
B. Pepper, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  May 17, 2004




/s/Edward F. Seserko                                /s/Gary B. Pepper
-------------------------------------               ----------------------------
Edward F. Seserko                                   Gary B. Pepper
President and Chief Executive Officer               Executive Vice President and
                                                    Chief Financial Officer